                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
[X] Definitive Proxy Statement               Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       EAGLE WIRELESS INTERNATIONAL, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:
            (2)   Form, Schedule or Registration Statement No.:
            (3)   Filing Party:
            (4)   Date Filed:

                       EAGLE WIRELESS INTERNATIONAL, INC.
                              101 COURAGEOUS DRIVE
                              HOUSTON, TEXAS 77573




                                December 28, 2001




To Our Shareholders:


      You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Eagle Wireless International, Inc., which will be held on Wednesday, February 13, 2002, beginning at 10 a.m., Central Standard Time, at 2500 South Shore Blvd., League City, Texas 77573.

      Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

      It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,


/s/ H. Dean Cubley
Dr. H. Dean Cubley
CHAIRMAN

                       EAGLE WIRELESS INTERNATIONAL, INC.
                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 13, 2002

                          -----------------------------

The Annual Meeting of Shareholders of Eagle Wireless International, Inc., will be held at 2500 South Shore Blvd., League City, Texas 77573, on Wednesday, February 13, 2002, at 10:00 a.m., Central Standard Time, for the following purposes:

1. APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS. To approve an amendment to Eagle's Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

2. ELECTION OF DIRECTORS. To elect seven (7) directors to the Board of Directors to serve for terms of one to three years, respectively, or until their successors are elected and qualified if Proposal No. 1 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 1 is not approved.

3. NAME CHANGE. To approve an amendment to Eagle's Articles of Incorporation to change the name of the company to "Eagle Broadband, Inc."

4. APPROVAL OF AMENDMENT OF VOTING PERCENTAGES. To approve an addition to Eagle's Articles of Incorporation to permit shareholder approval of future amendments to the Articles of Incorporation to be accomplished through the vote of 55% of the shares entitled to vote, as opposed to 66 2/3% of the shares entitled to vote.

5. APPROVAL OF AMENDMENT OF SPECIAL MEETING RULES. To approve an amendment to Eagle's Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the outstanding shares of common stock of the company.

6. INCREASE THE NUMBER OF AUTHORIZED SHARES. To approve an amendment to Eagle's Articles of Incorporation to increase the number of shares of capital stock authorized from 100,000,000 shares to 200,000,000 shares.

7. RATIFICATION OF AUDITORS. To ratify the selection of McManus & Co., P.C., as auditors for Eagle for the fiscal year ending August 31, 2002.

8. AMENDMENT OF STOCK OPTION PLAN. To approve an amendment to Eagle's 1996 Stock Option Plan to increase the number of shares of common stock reserved for issuance from 400,000 shares to 1,000,000 shares.

Shareholders of record at the close of business on December 18, 2001, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


Dr. H. Dean Cubley
CHIEF EXECUTIVE OFFICER

DATED:  DECEMBER 28, 2001

      PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                       EAGLE WIRELESS INTERNATIONAL, INC.

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------


                        ANNUAL MEETING OF SHAREHOLDERS


      The Board of Directors of Eagle Wireless International, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m., Central Standard Time, on Wednesday, February 13, 2002, unless adjourned or postponed. The Board is making this solicitation by mail, and Eagle will pay all costs associated with this solicitation. This proxy statement and accompanying notice of Annual Meeting and proxy are first being mailed to shareholders on or about December 28, 2001. When you see the terms "we", "our", or "Eagle", it refers to Eagle Wireless International, Inc., and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

      Our common stock is the only type of security entitled to vote at the Annual Meeting. On December 18, 2001, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 67,738,400 shares of common stock outstanding. Each shareholder of record on December 18, 2001 is entitled to one vote for each share of common stock held by such shareholder on December 18, 2001. Shares of common stock may not be voted cumulatively. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

QUORUM REQUIRED

      Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

      PROPOSAL 1. Approval of the amendment to our Articles of Incorporation to provide for a classified board of directors requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

      PROPOSAL 2. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the seven (7) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

      PROPOSAL 3. Approval of the amendment to our Articles of Incorporation to change our name to "Eagle Broadband, Inc." requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

      PROPOSAL 4. Approval of the addition to our Articles of Incorporation to permit shareholder approval of future amendments to our Articles of Incorporation to be accomplished through the vote of 55% of the shares entitled to vote, as opposed to 66 2/3% of the shares entitled to vote, requires the affirmative vote of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

      PROPOSAL 5. Approval of the amendment to our Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the outstanding shares of common stock of the company requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

      PROPOSAL 6. Approval of the amendment to our Articles of Incorporation to increase the number of shares of capital stock authorized from 100,000,000 shares to 200,000,000 shares requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

      PROPOSAL 7. Ratification of the appointment of McManus & Co., P.C. as our independent public accountants for the fiscal year ending August 31, 2002 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

      PROPOSAL 8. Approval of the amendment to our 1996 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

PROXIES

      Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 2), FOR Proposal Nos. 1, 3, 4, 5, 6, 7, and 8 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

      We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

           PROPOSAL 1 - APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

      Our Board of Directors has approved and recommended that the shareholders approve an amendment to our Articles of Incorporation, as presently amended, (the "Articles"), to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office. Article Seven of Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a new paragraph.

      Our Bylaws now provide that all directors are to be elected annually to serve until their successors have been elected and qualified. Texas law permits provisions in the articles of incorporation approved by shareholders that provide for a classified board of directors. The proposed amendment to the Articles would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of Mr. Shannon D. McLeroy and Ms. Nancy Main, would hold office initially for a term expiring at the 2002 Annual Meeting; a second class of directors, initially consisting of Messrs. A.L. Clifford and Glenn Allan Goerke, would hold office initially for a term expiring at the 2003 Annual Meeting; and a third class of directors, initially consisting of Messrs. H. Dean Cubley, Christopher W. Futer and Manny M. Carter, would hold office initially for a term expiring at the 2004 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified.

      The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for Eagle. Currently, a change in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single annual meeting. If we implement a classified board of directors, it will take at least two annual meetings for a majority of shareholders to effect a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

      The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of our shareholders in the event of an unsolicited offer for Eagle. Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to an acquisition of Eagle. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of Eagle without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of Eagle's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The proposed classification of the Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of Eagle.

      If the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of shareholders, at which time they will be subject to election and classification by the shareholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation, or removal of another director, that director will hold office until the annual meeting of shareholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

      The Board of Directors currently consists of seven (7) members. The Board has nominated for election Messrs. H. Dean Cubley, Christopher W. Futer, A.L. Clifford, Glenn Allan Goerke, Shannon D. McLeroy, Manny M. Carter and Ms. Nancy Main. In the event Proposal No. 1 is adopted at the Annual Meeting, the directors will be divided into three classes and the shares represented by the enclosed proxy will be voted for the election as directors of the seven (7) nominees named to serve for the terms indicated below, or until their successors have been duly elected and qualified. If Proposal No. 1 is not approved by the shareholders at the Annual Meeting, the shares represented by the enclosed proxy will be voted for the election as directors of the seven (7) nominees named below to serve until the 2002 Annual Meeting or until their successors have been duly elected and qualified. The seven (7) nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.

DIRECTOR NOMINEES

      MANNY M. CARTER. Class Three (3) Director, term to expire at the 2004 annual meeting. Mr. Carter has served as president and chief operating officer of Eagle since September 2001 and as a director since August 2001. A 1963 graduate of the University of Texas with a BBA with Honors in International Business, Mr. Carter completed his graduate studies in international economics at the Free University of Berlin as a Fulbright Scholar. He commenced his international career with the Mobil Oil Corporation in 1965 where he spent over 26 years in progressing senior management positions, including CEO of several of Mobil's overseas affiliates. From 1983 to 1987, Mr. Carter served as vice president of Mobil's Middle Eastern Operations in Jeddah, Saudi Arabia. From 1987 until his retirement from Mobil in 1990, Mr. Carter was general manager of Mobil's international marketing division. From 1990 through 1993, Mr. Carter was senior vice president of MPSI, Inc. leaving that position in 1993 to become executive vice president of Pennzoil Products Company's international operations.

      A.L. CLIFFORD. Class Two (2) Director, term to expire at the 2003 annual meeting. Mr. Clifford has served as a director since December 1996. Mr. Clifford has served as president of Clifford & Associates for over five years, a company involved in the distribution of electrical and electronic products throughout the Midwest. Mr. Clifford is a graduate of the University of Miami, where he studied business and attended law school.

      DR. H. DEAN CUBLEY. Class Three (3) Director, term to expire at the 2004 annual meeting. Dr. Cubley has served as chairman of the board and chief executive officer of Eagle since March 1996 and as president from March 1996 until September 2001. Before that, Dr. Cubley served as vice-president of Eagle Telecom, Inc. from 1993 to March 1996. Dr. Cubley is also a member of the Oversight Committee for the University of Houston Epitaxy Center, which managed the Wake Shield Flight aboard the Shuttle in September 1995. Dr. Cubley has over 35 years of extensive experience in the field of telecommunications. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. For a five-year portion of that period, Dr. Cubley was the Antenna Subsystems Manager for all spacecraft antennas for the Shuttle Program. Dr. Cubley's duties included overall responsibility for the design, development, costs schedules and testing of the antennas and hardware for all Shuttle flights. Throughout his career, Dr. Cubley has authored or co-authored over fifty publications. In addition, he has a total of eight patents and patents-pending registered in his name. Dr. Cubley received a bachelor of science degree in electrical engineering from the University of Texas in 1964 and a masters degree in electrical engineering from the University of Texas in 1965. In 1970, Dr. Cubley received his Ph.D. in electrical engineering from the University of Houston.

      CHRISTOPHER W. "JAMES" FUTER. Class Three (3) Director, term to expire at the 2004 annual meeting. Mr. Futer has served as a director and vice president of Eagle since March 1996. Before that, Mr. Futer served as sales manager of Eagle Aerospace, Inc. Telecom Division from November 1994 until February 1996. Mr. Futer's spectrum of experience has included work in the fields of hi-tech flight simulation and display technologies (especially those of light emitting diodes and liquid crystal displays), and in consumer electronics. Most recently, he has been involved in pager design, manufacture and marketing, as well as the wider field of messaging equipment. His international background includes work with Hatfield Instrument, Canadian Aviation Electronics, located in Montreal, Canada, General Instruments, Litronix, and Siemens. In 1975, he was instrumental in implementing a major "turn-key" technology transfer from Canada to the (then) Soviet Union for the manufacture of hand-held electronic calculators, an operation which the Soviets then improved from the consumer level and adapted to suit their particular requirements. Since 1975, Mr. Futer has had extensive in-depth experience of interfacing with Pacific Rim countries. In 1992 and 1993, he spent time in the People's Republic of China coordinating a successful technology transfer for one of the first pager manufacturing facilities.

      DR. GLENN ALLAN GOERKE. Class Two (2) Director, term to expire at the 2003 annual meeting. Dr. Goerke has served as a director since March 2000. Dr. Goerke has served as vice president of Edusafe Systems, Inc. since 1996. Dr. Goerke is president emeritus of the University of Houston and currently serves a director of The Institute for the Future of Higher Education. Prior to his current position, Dr. Goerke served as president of the University of Houston from June 1995 to September 1997, and president of the University of Houston - Clear Lake from August 1991 to June 1995 and has been associated with the University of Houston system since 1986. While at the University of Houston, Dr. Goerke initiated significant international program development with particular focus on Mexico and Taiwan and received the "Breaking the Mold" award given by the Texas Comptroller's Office for responsible fiscal planning efforts. Dr. Goerke was named "Manager of the Year" by the Texas Gulf Coast Council of the National Management Association in 1992. Dr. Goerke received his Ph.D. in Adult and Higher Education from Michigan State University in 1962. Dr. Goerke received his M.A. and B.A. degrees from Eastern Michigan University in 1955 and 1952, respectively.

      NANCY MAIN. Class One (1) Director, term to expire at the 2002 annual meeting. Since 1994, Ms. Main has had a private law practice in Los Angeles, California focusing on business, corporate and taxation law. From 1990 through 1992, Ms. Main was an Investment Banker with W.F. Investments in Century City, California and from 1982 through 1989, Ms. Main was a partner with the law firm of Horwich and Main in Century City, California. Ms. Main attained her Bachelor of Arts in Anthropology from Colorado State University in 1976, her Master of Business Administration from Arizona State University in 1981, and her Doctorate of Jurisprudence from Arizona State University in 1982. Ms. Main is a member of the State Bar of California, the Ninth Circuit Federal Bar, and the United States Tax Court Bar.

      SHANNON D. MCLEROY. Class One (1) Director, term to expire at the 2002 annual meeting. Mr. McLeroy has served as chief executive officer and president of ClearWorks and as director of Eagle since January 2001, and as chief operating officer of ClearWorks from October 1997 until January 2001. Mr. McLeroy served as operations manager for NSE from August 1991 until October 1997. Mr. McLeroy has been in the systems integration business for over ten years. He has worked beginning as a technician and has progressed through various stages of management. Mr. McLeroy has managed teams of engineers to deploy technical computer services with the last three companies with which he has worked. Mr. McLeroy received his Bachelor of Science from Lacrosse University in 2001.


COMMITTEES OF THE BOARD AND ATTENDANCE

      The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:

            DIRECTOR                         COMMITTEES
                                        AUDIT        COMPENSATION
                                      --------      --------------
            H. Dean Cubley
            Christopher W. Futer
            A.L. Clifford                 X               X
            Glenn Allan Goerke            X               X
            Shannon D. Mcleroy
            Manny M. Carter
            Raymond Harrell               X               X

      The Audit Committee held four (4) meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" below.

      The Compensation Committee, which held four (4) meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

      We held seven (7) Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                      PROPOSAL 3 - APPROVAL OF NAME CHANGE

      Our Board of Directors proposes that you approve the amendment of our Articles of Incorporation to change our name from Eagle Wireless International, Inc. to Eagle Broadband, Inc.

      Our Board of Directors believes the new name better represents Eagle's growing family of advanced technology companies and its commitment to becoming an industry leader in providing technology-rich broadband products and services.

      If the proposed amendment is approved by the shareholders, Article One of our Articles will be amended to read as follows: "The name of the Corporation is Eagle Broadband, Inc."

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO EAGLE BROADBAND, INC.

            PROPOSAL 4 - APPROVAL OF AMENDMENT OF VOTING PERCENTAGES

      We are asking shareholders to amend the company's Articles of Incorporation to provide that the affirmative vote of 55% rather than at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors is required to amend our Articles in the future.

      As currently in effect, the Texas Business Corporations Act requires the affirmative vote of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the company entitled to vote generally for the election of directors to amend our Articles. The Board of Directors proposes that Article Twelve of the Articles be amended to reduce the vote required to amend the Articles in the future to 55% of the voting power of all of the then outstanding shares of capital stock of the company entitled to vote generally in the election of directors of the company. The full text of the amendment to Article Twelve is set forth in the Amended and Restated Articles of Incorporation attached as Appendix A to this proxy statement.

      The Board of Directors supports the proposal to amend the Articles. The Board of Directors believes that if shareholders who own, in the aggregate, at least 55% of the voting power of the outstanding shares of the capital stock of the company entitled to vote generally for the election of directors want to change the company's Articles, they should be able to do so.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

      The Board of Directors has determined after due consideration that requiring a supermajority to amend the Articles is no longer in the best interests of the company or its shareholders. For example, this requirement may potentially impede the company's growth and development by not allowing the company to increase its authorized capital stock in order to pursue financing programs, acquisitions, and other transactions necessary for the continued success of the company.

      This proposed amendment to Article Twelve would make it easier for our shareholders to increase or decrease the company's authorized capital stock, or change any other provisions in our Articles. Currently, the holders of a minority of the total shares of the company's capital stock outstanding and entitled to vote have a veto power over any changes to the Articles.

      In considering this proposal, shareholders should be aware that Texas corporate law, which requires a supermajority to amend the Articles unless the shareholders approve a lesser percentage, dictates the current supermajority requirement. The requirement that a supermajority is needed prior to amending the Articles can serve to protect against abusive or unfair tactics in unsolicited attempts to buy the company. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change of control of the company. These provisions are designed to reduce the company's vulnerability to an unsolicited acquisition proposal and to discourage certain tactics that may be used in proxy fights. The removal of the supermajority will make the company more prone to such tactics.

      The Board of Directors believes that the elimination of the supermajority requirement will not have a negative material effect on the anti-takeover protection afforded to the company and its shareholders. For example, if the proposal set forth in Proposal 1 is approved, the Articles will provide that the Board of Directors will be divided into three classes of directors, with each class serving a staggered three-year term. This classification system of electing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company and may maintain the incumbency of the Board of Directors, as the classification of the Board of Directors generally increases the difficulty of replacing a majority of the directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR THE REDUCTION OF THE REQUIRED VOTE TO MAKE FUTURE AMENDMENTS TO 55% OF THE OUTSTANDING SHARES OF CAPITAL STOCK ENTITLED TO VOTE.

        PROPOSAL 5 - APPROVAL OF LIMITATIONS FOR CALLING SPECIAL MEETINGS

      Our Board of Directors proposes that you approve the amendment of our Articles to provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of 50% or more of the shares entitled to vote at the proposed special meeting.

      If the proposal is approved, Article Eight of our Articles of Incorporation attached as Appendix A would be amended. We urge each stockholder to read carefully Article Eight of our new Amended and Restated Articles of Incorporation before voting on this proposal.

      Our existing Articles provide that special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board, the President, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of at least 30% or more of the shares entitled to vote at the proposed special meeting. The proposal would incorporate the foregoing provisions into our amended Articles of Incorporation, changing the right of shareholders to call a special meeting, unless they hold at least 50% of the outstanding shares entitled to vote at the proposed special meeting.

      The Board believes that the proposal would provide for the orderly conduct of all company affairs at special meetings of shareholders. If the proposal is approved, a shareholder could not force shareholder consideration of a proposal over the opposition of the Board, unless the shareholder held at least 50% of the outstanding shares entitled to vote at the proposed special meeting. The proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR LIMITATIONS ON THE CALLING OF SPECIAL MEETINGS.


                PROPOSAL 6 - APPROVAL TO INCREASE THE AUTHORIZED
                        NUMBER OF SHARES OF CAPITAL STOCK


      The Board of Directors has determined that it is in the best interests of Eagle and its shareholders to amend the Articles to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares. The Board of Directors believes that it is in the best interests of Eagle and its shareholders to increase the number of authorized but unissued shares of common stock in order to have additional shares available to meet our future business needs as they arise. As of November 13, 2001, 60,265,000 shares of common stock were outstanding. In addition, we have reserved up to approximately 4,397,667 shares of Common Stock for issuance upon the net exercise of outstanding warrants, and 416,474 shares of common stock for issuance pursuant to the 1996 Employee Stock Option Plan. Among other things, the increase will make available shares of common stock for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. We have no current plans to issue any of the additional authorized shares of common stock.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

      If the shareholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of common stock without further vote of the shareholders, except as provided under Texas corporate law or under the rules of The American Stock Exchange (or any other exchange on which shares of common stock are then listed). Current holders of common stock have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their current ownership. The issuance of additional shares of common stock would decrease the proportionate equity interest of our current shareholders and, depending upon the price paid for such additional shares, could result in dilution to our current shareholders.

      The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the company. For example, the substantial increase in the number of authorized shares of common stock could help management frustrate efforts of shareholders seeking to remove management and could have the effect of limiting shareholders participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, if the Amendment is approved, the Board of Directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of the independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the company. Although we have no current plans to issue any of the additional authorized shares of common stock for such purposes, if the shareholders approve the Amendment, more capital stock will be available for such purposes than is currently available.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

             PROPOSAL 7 - RATIFY THE ELECTION OF MCMANUS & CO., P.C.

      The Board of Directors would like the shareholders to ratify the appointment of McManus & Co., P.C., as independent auditors for the fiscal year ending August 31, 2002. The engagement of McManus & Co., P.C., for audit services has been approved by the Board of Directors and audit committee.

      A representative of McManus & Co., P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

      In the event the shareholders do not ratify the appointment of McManus & Co., P.C., as independent auditors for the fiscal year ending August 31, 2002, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

AUDIT FEES

      The aggregate fees billed by McManus & Co., P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended August 31, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $ 88,050.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

      McManus & Co., P.C. rendered no other services, including professional services to us for information technology services relating to financial information systems design and implementation, for the fiscal year ended August 31, 2001.

      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCMANUS & CO., P.C., AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.


                             AUDIT COMMITTEE REPORT


      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs. A.L. Clifford, Glenn Allan Goerke and Raymond Harrell. Messrs. Goerke and Harrell are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Clifford is not an independent director, as defined by The American Stock Exchange's listing standards.

      Management is responsible for the company's internal controls. The independent auditors for the company, McManus & Co., P.C. ("McManus"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by McManus.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and McManus, nor can the Audit Committee certify that McManus is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

      In this context, the Audit Committee has met and held discussions with management and McManus. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and McManus. The Audit Committee discussed with McManus matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).


      McManus also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with McManus their independence.


      Based upon the Audit Committee's discussion with management and McManus and the Audit Committee's review of the representations of management and the report of McManus to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Eagle Wireless International, Inc. Annual Report on Form 10-KSB for the year ended August 31, 2001 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Eagle Wireless International, Inc.:

A.L. Clifford, Glenn Allan Goerke and Raymond Harrell


                   PROPOSAL 8 - AMENDMENT OF STOCK OPTION PLAN


      Our Board has adopted, subject to shareholder approval, an amendment to our 1996 Stock Option Plan (the "Plan") to increase the number of shares of common stock reserved for issuance under the Plan from 400,000 to 1,000,000 shares. The Board believes that increasing the number of shares of common stock reserved for issuance under the Plan is necessary to ensure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely on equity incentives in the form of stock option grants in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired and continuing employees will be based on competitive market conditions, experience, and individual performance. We have issued options to purchase 416,474 shares of common stock under the current Plan, 60,350 have expired as of August 31, 2001 and have been returned to the plan and 43,876 are available for issuance as of November 20, 2001.


      The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to Eagle Wireless International, Inc., 101 Courageous Drive, Houston, Texas 77573,
Attention: Corporate Secretary.


      ELIGIBILITY. The Plan is open to key employees and executive officers of the company and its affiliates. As of November 20, 2001, 20 officers, and approximately 234 other employees were eligible for participation in the Plan.


      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations, or other changes in our capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised the option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the eligible person and by granting a period in which the options may be exercised.


      OPTIONS AND OPTION PRICE. The exercise price of incentive options shall not be less than the greater of (a) 100% of fair market value on the date of grant, or (b) the aggregate par value of the shares of stock on the date of grant. Our Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more shareholders shall be not less than 110% of fair market value.

      DURATION. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.


      AMOUNT EXERCISABLE. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.


      EXERCISE OF OPTIONS. Options may be exercised by written notice to the company with cash or certified check; or, if approved in advance by the Compensation Committee, common stock at its fair market value on the date of exercise.


      AMENDMENT OR TERMINATION OF THE PLAN. The Board, acting by a majority of its members (exclusive of Board members who are not eligible to be appointed to the Compensation Committee) without further action on the part of the shareholders, may alter, amend, or suspend the Plan or any option granted or may at any time terminate the Plan; provided, however, that the Board may not: (a) change the total number of shares of common stock available for options under the Plan; (b) extend the duration of any options; (c) increase the maximum term of any options; (d) decrease the option price or otherwise materially increase the benefits accruing to participants under the Plan; or (e) materially modify the eligibility requirements of the plan.


      FEDERAL TAX CONSEQUENCES. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.


      INCENTIVE STOCK OPTIONS (OR ISOS). Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.


      On November 20, 2001, the closing price of the common stock underlying the grants made pursuant to the Plan, as reported by The American Stock Exchange was $.80.


      PLAN BENEFITS. We cannot now determine the exact number of options to be granted in the future to any of our officers, directors, or employees. The following table sets forth the number of stock options granted to our Chief Executive Officer, our current executive officers as a group, our current directors who are not executive officers as a group, each nominee for election as a director, and all employees other than executive officers as a group.

                                                    NUMBER OF SHARES UNDERLYING
                                                              OPTIONS
                                                    ---------------------------

H. Dean Cubley, Chief Executive Officer and President           5,256

All current executive officers as a group (5 persons)          14,461

All current directors who are not executive
officers as a group (3 persons)                                   0

Christopher W. Futer                                            9,205

A.L. Clifford                                                     0

Glenn Allan Goerke                                                0

Shannon McLeroy                                                   0

Raymond G. Harrell III                                            0

Manny M. Carter                                                   0

Nancy Main                                                        0

All employees other than executive officers                   402,013


SHAREHOLDER APPROVAL


      The affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting is required for approval of the amendment to the Plan. Should such shareholder approval not be obtained, then the 600,000 share increase to the share reserve under the Plan will not be implemented. The Plan will, however, continue in effect, and option grants may continue to be made under the Plan until all the shares available for issuance under the Plan have been issued pursuant to such option grants or until the Plan's earlier expiration or termination by the Board.

      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES UNDERLYING THE STOCK OPTION PLAN.

                               EXECUTIVE OFFICERS


      Our directors and executive officers are as follows:

      NAME                        AGE            OFFICE HELD
      ----                        ---            -----------

      H. Dean Cubley               60      Chairman of the Board of
                                           Directors and Chief Executive Officer

      Christopher W. Futer         63      Executive Vice President and
                                           Director

      Shannon D. McLeroy           37      President / Secretary of
                                           ClearWorks and Director

      Manny M. Carter              61      President, Chief Operating
                                           Officer, and Director

      Richard Royall               55      Chief Financial Officer

      A.L. Clifford                56      Director

      Glenn Allan Goerke           70      Director

      Raymond G. Harrell III       39      Director


      The following biographical information is for Mr. Royall (please see Proposal 2 for biographical information about our director nominees):

      RICHARD R. ROYALL has served as chief financial officer since March 1996. Mr. Royall has been a certified public accountant since 1971. From 1971 to 1976, Mr. Royall was employed with Haskins & Sells, Laventhol & Horwath (a partner from 1976 to 1986), and Bracken, Krutilek & Royall (1986). In 1986, Mr. Royall practiced accounting as a sole proprietor. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants. In addition, Mr. Royall serves as financial officer and director of companies operating in the finance and chemical industries, including Fleetclean Systems, Inc., none of which are affiliated with Eagle.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2001.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      As of November 13, 2001, 60,265,000 shares of our common stock were outstanding. The following table sets forth, as of November 13, 2001, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors, (c) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


      To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Eagle Wireless International, Inc., 101 Courageous Drive, Houston, Texas 77573.





                                 SHARES BENEFICIAL OWNED AS OF NOVEMBER 13, 2001
                                 -----------------------------------------------

BENEFICIAL OWNER                         NUMBER OF SHARES    PERCENT OF CLASS
----------------                         ----------------    ----------------

H. Dean Cubley                               5,256(1)          Less than 1%

Christopher W. Futer                        11,872 (2)         Less than 1%

A.L. Clifford                              419,667 (3)         Less than 1%

Glenn Allan Goerke                          32,000 (4)         Less than 1%

Raymond G. Harrell III                     127,000 (5)         Less than 1%

Shannon McLeroy                           1,922,000 (6)            3.1%

Manny M. Carter                                 --                  --

Michael T. McClere                        3,428,920 (7)            5.6%

All current directors and executive
officers as a group (7 persons)           2,517,795 (8)            4.1%

-------------------

(1) Consists of an option to purchase 3,333 shares of common stock at an exercise price of $1.50 per share and an option to purchase 1,923 shares of common stock at an exercise price of $2.00 per share.

(2) Includes an option to purchase 5,000 shares of common stock an exercise price of $1.25 per share, an option to purchase 2,667 shares of common stock an exercise price of $1.50 per share and an option to purchase 1,538 shares of common stock at an exercise price of $2.00 per share. The Futer Family Trust owns 1,076,000 shares of common stock. Mr. Futer disclaims beneficial ownership of these shares, as well as voting and disposition power of the shares.

(3) Includes 141,000 shares, which are held in the name of The Clifford Family Trust, and 61,667 shares held by Mr. Clifford's wife.

(4) Includes options to purchase 25,000 shares of common stock at an exercise price of $2.00 per share. Dr. Goerke's business address is 911 Live Oak Lane, Seabrook, Texas 77586.

(5) Mr. Harrell's business address is 4335 Alysheba Lane, Friendswood, Texas 77546.

(6) Includes a warrant to purchase 240,000 shares of common stock an exercise price of $3.75 per share and a warrant to purchase 240,000 shares of common stock at an exercise price of $7.50 per share.

(7) Mr. McClere's information is based solely on the Schedule 13G filed by Mr. McClere on June 5, 2001. Mr. McClere's ownership includes 330,000 shares of common stock held by the Rachel McClere 1998 Trust (the "Trust"), of which Michael T. McClere is the sole trustee, and 1,609,961 shares of common stock owned by Tech Technologies Services LLC, a Texas limited liability company ("TTS"), of which Mr. McClere is the General Manager and owns a 90% member interest. The aggregate number of shares of common stock beneficially owned by Mr. McClere includes: (a) Class A warrants held by the Trust to purchase 40,000 shares of common stock, and Class A warrants held by TTS to purchase 176,000 shares of common stock, (b) Class B warrants held by Mr. McClere to purchase 210,000 shares of common stock, Class B warrants held by the Trust to purchase 40,000 shares of common stock, and Class B warrants held by TTS to purchase 192,000 shares of common stock, (c) 312,500 shares of common stock held by the Trust, and
      (d) 1,241,961 shares of common stock owned by TTS.

(8) Includes options to purchase 39,461 shares of common stock, and warrants to purchase 480,000 shares.


EXECUTIVE COMPENSATION

      The following table contains compensation data for H. Dean Cubley, our Chief Executive Officer.


                           SUMMARY COMPENSATION TABLE

 NAME AND
 PRINCIPAL                        ANNUAL             LONG TERM            ALL OTHER
 POSITIONS          YEAR       COMPENSATION        COMPENSATION         COMPENSATION ($)
                                                      AWARDS
                                                    SECURITIES
                                                    UNDERLYING
                                 SALARY ($)         OPTIONS (#)
 H. Dean Cubley    2001           216,666               --                    --
                   2000           100,000             1,923                   --
                   1999           100,000             3,333                   --


OPTIONS, WARRANTS, AND STOCK APPRECIATION RIGHTS

      Our 1996 Stock Option Plan provides for the issuance of an aggregate of 1,000,000 shares of common stock upon the exercise of options granted under the Plan, provided Proposal 8 is passed at this annual meeting. As of August 31, 2001, options to purchase an aggregate of 356,124 shares of common stock were outstanding under the plan. No options under the plan were issued to any named executive officers in fiscal 2001. Mr. Futer who was issued an option to purchase 1,538 shares of common stock at an exercise price of $2.00 per share, was the only director to receive an option pursuant to the plan in fiscal 2001.

      The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2001 and option holdings as of August 31, 2001 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                                           VALUE OF UNEXERCISED
                       SHARES ACQUIRED ON          VALUE          NUMBER OF SECURITIES UNDERLYING             IN-THE-MONEY
NAME                       EXERCISE (#)         REALIZED ($)      UNEXERCISED OPTIONS AT FY-END (#)        OPTIONS AT FY-END ($)
----                  --------------------     --------------    ------------------------------------     ----------------------

                                                                   Exercisable       Unexercisable      Exercisable    Unexercisable
H. Dean Cubley                 --                    --                5,256              --                 --              --


      The fair market value of our common stock at August 31, 2001 was $.85 per share. Since the exercise price of the options listed above are between $1.50 and $2.00 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

COMPENSATION OF DIRECTORS

      Directors receive $2,000 cash and 2,000 shares of common stock for every meeting that they attend in person and $1,000 cash and 1,000 shares of common stock for every meeting that they participate in via teleconference.

                           RELATED PARTY TRANSACTIONS

      Certain of our principal stockholders, or their affiliates, including Messrs. Futer and Clifford, are also principal stockholders of Link Two Communications, which was one of Eagle's principal customers and is now a subsidiary of Eagle due to Eagle's merger with ClearWorks. Mr. Clifford is also the chairman, and chief executive officer of Link Two Communications and Dr. Cubley is a director of Link Two Communications. During the last two fiscal years, Link Two Communications issued Eagle an aggregate of 240,000 shares of its common stock as a result of accrued finance charges on its outstanding account payable to Eagle. In October 1999, Link Two Communications refinanced this account payable to Eagle through the issuance of notes maturing in September 2001, which amount equaled $8,655,126 at August 31, 2000. As a result of ClearWorks acquiring control of Link Two Communications in November 2000, ClearWorks discharged this Link Two Communications indebtedness in full through the issuance of 2,856,000 shares of its common stock to Eagle.

      On April 1, 2000, the Company entered into a one-year agreement with Synchton Incorporated, an entity controlled by Dr. Cubley's son, whereby Synchton will provide professional business services to Eagle. As compensation for these services, we will pay Synchton $10,000 per month and will issue 100,000 stock purchase warrants. These warrants shall be issued in 25,000 increments on the first day of each quarter of the agreement with an exercise price equal to the closing price of our common stock on the day prior to the day of issuance. Additionally, these warrants are not exercisable until six months after issuance and expire three years after said issuance. Although this agreement will automatically renew on an annual basis, it is terminable by prior to the annual renewal by providing Synchton, Inc. with ninety days advance written notice.

                STOCKHOLDER  PROPOSALS FOR 2002 ANNUAL MEETING

      Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than August 31, 2002. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, pursuant to our Bylaws, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by October 16, 2002. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

      We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB upon request. Please send any such requests to Eagle Wireless International, Inc., 101 Courageous Drive, Houston, Texas 77573, Attention: Investor Relations.

                                OTHER  MATTERS

      The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.




                                       By Order of the Board of Directors




                                       H. DEAN CUBLEY, Chief Executive Officer


December 28, 2001
Houston, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Appendix A

                                    ARTICLE I

      The name of the corporation is Eagle Broadband, Inc.

                                   ARTICLE II

      The period of its duration is perpetual.

                                   ARTICLE III

      The purpose or purposes for which the Corporation is organized are:

      (a) To manufacture, repair, buy, sell, service, install, deal in, and to engage in, conduct and carry on the business of manufacturing, repairing, buying, selling, servicing, installing, importing, exporting, and dealing goods, wares and merchandise of every class and description throughout the world.

      (b) To contract for erection, construction, repair, or improvement of any building, structure or improvement, public or private, and to erect, construct, repair or improve same or any part thereof, and to acquire, own and prepare for use any materials for said purposes.

      (c) To do any or all things necessary or incident to the business of the Corporation and to exercise and possess the powers herein set forth as fully as natural persons, whether as principal, agent or otherwise.

      (d) To engage in the transaction of any and all lawful business for which corporations may be incorporated under the Act.

                                   ARTICLE IV

      This total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

      Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

      Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate articles of incorporation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

                                    ARTICLE V

      The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received, which sum is not less than One Thousand Dollars ($1,000.00).

                                   ARTICLE VI

      The office address of the Corporation's registered office is 101 Courageous Drive, League City, Texas 77573, and the name of the registered agent as such address is H. Dean Cubley.

                                   ARTICLE VII

      SECTION 1. BOARD OF DIRECTORS. The number of directors constituting the Board of Directors of the Corporation is three (3) who need not be residents of the State of Texas or shareholders of the Corporation.

      SECTION 2. NAMES AND ADDRESS. The names and addresses of the persons who are elected to serve as directors until their successors have been elected and qualified are:

NAME                          ADDRESS
----                          -------

H. Dean Cubley                101 Courageous Drive, League City, Texas 77573
Christopher W. Futer          101 Courageous Drive, League City, Texas 77573
A.L. Clifford                 101 Courageous Drive, League City, Texas 77573
Glenn Allan Goerke            101 Courageous Drive, League City, Texas 77573
Shannon McLeroy               101 Courageous Drive, League City, Texas 77573
Manny M. Carter               101 Courageous Drive, League City, Texas 77573
Nancy Main                    101 Courageous Drive, League City, Texas 77573


      SECTION 3. INCREASE OR DECREASE OF DIRECTORS. The number of directors may be increased or decreased from time to time by amendment to the Bylaws; but no decrease shall have the effect of shortening the term of any incumbent director, and the number of directors shall not be decreased to less than two (2) directors. In the absence of a Bylaw fixing the number of directors, the number shall be three (3).

      SECTION 4. CLASSIFICATION. The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible (each, a "Class"), known as Class I, Class II and Class III. Directors of Class I first chosen at the annual meeting of stockholders held in 2001 shall hold office until the first annual meeting of the stockholders following their election, such annual meeting of the stockholders to be held in 2002; directors of Class II first chosen at the annual meeting of stockholders held in 2001 shall hold office until the second annual meeting following their election, such annual meeting of the stockholders to be held in 2003; and directors of Class III first chosen at the annual meeting of stockholders held in 2001 shall hold office until the third annual meeting following their election, such annual meeting of the stockholders to be held in 2004. At each annual meeting of stockholders beginning with the annual meeting of stockholders held in 2002, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election. When the number of directors is changed, any newly created directorships or any decreases in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, such additional directors shall serve only until the next annual meeting of stockholders, at which time they shall be subject to election and classification by the stockholders. In the event that any director is elected by the Board of Directors to fill a vacancy which occurs as a result of the death, resignation, or removal of another director, such director shall hold office until the annual meeting of stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next annual meeting of stockholders. Each director who is elected as provided in this Article shall serve until his or her successor is duly elected and qualifies.

                                  ARTICLE VIII

      Preemptive rights shall not be permitted.

                                   ARTICLE IX

      Provisions for the regulations of the internal affairs of the Corporation are:

      SECTION 1. VOTING RIGHTS, VOTING FOR DIRECTORS. Upon each matter submitted to a vote at every meeting of the shareholders of the Corporation, every holder of common stock shall be entitled to one (1) vote for each share of common stock standing in his name on the books of the Corporation. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

      SECTION 2. BYLAWS. The initial Bylaws of the Corporation shall be adopted by its Board of Directors. The Board of Directors shall have the power to alter, amend or repeal the Bylaws from time to time, subject to the reserved power of the shareholders at any meeting of the shareholders to alter, amend or repeal any provision of the Bylaws or to adopt new Bylaws.

                                    ARTICLE X

      No director of the Corporation shall be liable to the Corporation or its shareholders or members for monetary damages for any act or omission in such director's capacity as a director, except for (i) a breach of such director's duty of loyalty to the Corporation or its shareholders or members; (ii) an act of omission not in god faith that constitutes a breach of duty of the director to the Corporation, or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) and act or omission for which the liability of a director is expressly provided by an applicable statute.

                                   ARTICLE XI

      The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

                                   ARTICLE XII

      Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

      The vote of shareholders required for approval of any amendment of the articles of incorporation of the corporation for which the Texas Business Corporation Act requires a shareholder vote, shall be (in lieu of any greater vote required by the Texas Business Corporation Act) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

                                  ARTICLE XIII

      Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Board of Directors or a committee thereof, the Chairman of the Board, the Chief Executive Officer, or by the holders of at least 50% of all the shares entitled to vote at the proposed special meeting.

                                   ARTICLE XIV

      Without necessity for action by its shareholders, the Corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefore and unrestricted reduction surplus available therefor.

                                   ARTICLE XV

      SECTION 1. The holders of at least a majority of the shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders of the Corporation.

      SECTION 2. No contract or other transaction between the Corporation and one or more of its directors, officers or security holders or between the Corporation and another corporation, partnership, joint venture, trust or other enterprise of which one or more of the Corporation's directors, officers or security holders are security holders, members, officers, directors or employees or in which they are otherwise interested, directly or indirectly, shall be invalid solely because of such relationship or solely because such a director, officer or security holder is present or participates in any meeting of the Board of Directors or Committee thereof authorizing the contract or other transaction or solely because his or their votes are counted for such purposes if (a) the material facts as to his relationship or interest an as to the contract or other transaction are known or disclosed to the Board of Directors or committee thereof, and such board or committee in good faith authorizes the contract or other transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors are less than a quorum; or (b) the material facts as to his or their relationship or interest and as to the contract or other transaction are known or disclosed to the shareholders entitled to vote thereon, and the contract or other transaction is approved in good faith by a vote of the shareholders; or (c) the contract or other transaction is fair as to the Corporation as of the time the Corporation enters into such contract or other transaction.



EAGLE WIRELESS INTERNATIONAL, INC.




___________________________________________
H. Dean Cubley, Chief Executive Officer

                       EAGLE WIRELESS INTERNATIONAL, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 DIRECTORS OF EAGLE WIRELESS INTERNATIONAL, INC.
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 13, 2002


The undersigned shareholder of Eagle Wireless International, Inc. (the "Company") hereby appoints H. Dean Cubley or Manny M. Carter, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2500 South Shore Blvd., League City, Texas 77573, on Wednesday, February 13, 2002 at 10:00 a.m. central standard time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

                                                           For       Against      Abstain
1.  To approve an amendment to the Company's
    Articles of Incorporation to provided for
    a classified Board of Directors.                       [ ]          [ ]         [ ]


2.  Election of Directors. If shareholders
    approve Proposal 1, the nominees will
    serve For all nominees except: staggered terms of one, two, or three years. If shareholders do not approve Proposal 1, each nominee will be elected for a one-year term.

    Nominee for Class I Director                          For All         Withheld All
    (term to  expire in 2002)

         (i)   Shannon McLeroy
         (ii)  Nancy Main                                   [ ]                [ ]

                                                           For all nominees except:

                                                           _____________________________
                                                           (write nominee's name)


    Nominee for Class II Director (term to expire in 2003)    For All         Withheld All

        (i)   A.L. Clifford
        (ii)  Glenn Allan Goerke                               [ ]                [ ]

                                                             For all nominees except:

                                                             _____________________________
                                                             (write nominee's name)

Nominees for Class III Directors  (term to expire in 2004)     For All         Withheld All
      (i)   H. Dean Cubley
      (ii)  Christopher W. Futer                                [ ]                [ ]
      (iii) Manny M. Carter
                                                              For all nominees except:

                                                              _____________________________
                                                              (write nominee's name)


3.  To approve an amendment to the Company's                  For        Against      Abstain
    Articles of Incorporation to change the
    name of the Company to "Eagle Broadband, Inc."            [ ]           [ ]         [ ]


4.  To approve an addition to the Company's                   For        Against      Abstain
    Articles of Incorporation to change
    the vote required to amend the Articles                   [ ]           [ ]         [ ]
    in the future to 55%.


5.  To approve an amendment to the Company's                  For        Against      Abstain
    Articles of Incorporation to limit
    the calling of special meetings of shareholders.          [ ]           [ ]         [ ]

6.  To approve an amendment to the Company's                  For        Against      Abstain
    Articles of Incorporation to increase the
    number of authorized shares of common stock               [ ]           [ ]         [ ]
    to 200,000,000 shares.


7.  To ratify the appointment of McManus &                    For        Against      Abstain
    Co., P.C. as the Company's independent
    accountants for the fiscal year ending                    [ ]           [ ]         [ ]
    August 31, 2002.


8.  To approve an amendment to the Company's                  For        Against      Abstain
    Stock Option Plan to increase the number
    of shares authorized under the plan                       [ ]           [ ]         [ ]
    to 1,000,000.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.


The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.


DATED:______________________________       _____________________________________
                                           [Signature]


                                           _____________________________________
                                           [Signature if jointly held]


                                           _____________________________________
                                           [Printed Name]


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.